Exhibit 99.1

CXAI Acquires EngineRoom to Triple Annualized Revenue Run-Rate and Accelerate Commercialization of Agentic AI SKY Platform

Acquisition Expected to Increase Annualized Revenue Run-Rate to More Than $12 Million, Add Approximately $1.6 Million of Adjusted EBITDA and Expand CXAI’s Reach Across Enterprise and Mid-Market Customers

PALO ALTO, CA / June 3, 2026 / CXApp Inc. (Nasdaq: CXAI) (“CXAI”), an enterprise agentic AI platform company, today announced the acquisition of EngineRoom, an AI-powered data-driven growth intelligence platform focused on customer acquisition intelligence, attribution analytics, workflow automation, operational reporting and business optimization.

The acquisition is expected to increase CXAI’s annualized revenue run-rate from approximately $4 million to more than $12 million while adding approximately $1.6 million of adjusted EBITDA and significantly expanding the Company’s recurring revenue base.

EngineRoom is expected to generate approximately $8.1 million of annualized revenue, with approximately 94% recurring revenue and approximately $1.6 million of adjusted EBITDA. In addition, EngineRoom brings more than 50 customer relationships across a diverse base of mid-market organizations, creating an established platform through which CXAI can accelerate commercialization of Agentic AI SKY platform and future AI-powered solutions.

WHY THIS COMBINATION MATTERS

Scale

The acquisition immediately expands CXAI’s revenue scale, profitability and recurring revenue base, creating a stronger foundation from which to accelerate growth and investment in future AI initiatives.

Distribution

EngineRoom’s customer relationships, mid-market presence and expertise across the Google ecosystem provide CXAI with an established channel through which to deploy SKY and future AI solutions without building distribution from the ground up.

AI Monetization

CXAI serves as an agentic operating layer that helps organizations improve productivity, automate workflows and optimize operational performance. EngineRoom extends those capabilities through growth intelligence solutions that improve customer acquisition, marketing effectiveness and business performance.

Together, the platforms create opportunities to expand solutions across both customer bases, accelerate adoption of CXAI SKY and develop industry-specific AI solutions designed to address the needs of underserved markets globally.

COMPLEMENTARY PLATFORMS CREATE A BROADER AI OPPORTUNITY

CXAI and EngineRoom bring highly complementary capabilities that expand the value each platform can deliver to customers.

CXAI helps organizations improve operational efficiency, employee productivity and workplace performance through agentic AI, operational intelligence and workflow automation. EngineRoom helps organizations improve customer acquisition, marketing effectiveness and business performance through growth intelligence, attribution analytics and optimization.

Together, the platforms provide customers with a more complete AI-powered operating layer across both operations and growth, enabling organizations to make better decisions, automate workflows, improve productivity and drive measurable business outcomes.

The acquisition creates opportunities to expand solutions across both customer bases. Enterprise customers gain access to growth intelligence capabilities that improve customer acquisition and business performance, while EngineRoom customers gain access to enterprise-grade agentic AI, intelligent automation and operational intelligence capabilities through SKY and future AI offerings.

Beyond cross-selling opportunities, the transaction establishes a foundation for the development of industry-specific AI solutions. By combining operational intelligence, growth intelligence and agentic AI, CXAI intends to develop repeatable vertical AI solutions designed to address the unique needs of underserved markets across industries such as professional services, healthcare, financial services, technology, education and sports and entertainment.

This approach creates a scalable pathway for broader AI adoption, recurring software revenue expansion and long-term global growth across both enterprise and mid-market organizations.

GLOBAL EXPANSION OPPORTUNITY

The transaction establishes a scalable platform through which CXAI can expand deployment of agentic AI solutions across new industries, customer segments and geographies.

CXAI’s enterprise-grade AI capabilities, combined with EngineRoom’s growth intelligence expertise and customer relationships, create a repeatable framework for delivering AI-powered solutions that improve productivity, operational performance and business growth outcomes.

SKY is expected to serve as a key platform for introducing future vertical AI solutions across both existing and new customer relationships globally.

GOOGLE ECOSYSTEM OPPORTUNITY

EngineRoom brings extensive expertise across Google Ads, Google Analytics, Google Cloud and related technologies.

Combined with CXAI’s existing Google Cloud initiatives and AI capabilities, the transaction expands opportunities to deliver AI-powered analytics, automation and business optimization solutions across a broader customer base.

LEADERSHIP CONTINUITY

EngineRoom Founder Adam Laurie has committed to remain with the business for a minimum of three years following closing.

Mr. Laurie will continue to lead the organization as General Manager of CXAI EngineRoom which will be a subsidiary of newly formed holding company CXAI Australia and will play a key role in expanding the Company’s growth intelligence and AI initiatives globally.

MANAGEMENT COMMENTARY

“This acquisition is about accelerating the next phase of CXAI,” said Khurram Sheikh, Chairman and Chief Executive Officer of CXApp.

“We believe AI is moving from point solutions and copilots into the operating layer of every modern organization. Our vision is for CXAI to become that agentic operating layer — helping organizations of all sizes automate work, improve productivity, optimize performance and make better decisions through intelligent agents.”

“With EngineRoom, we are expanding the reach of that vision. Its complementary capabilities and established customer channels give us a faster path to introduce CXAI SKY and future AI solutions to a broader market, while extending the value we can deliver across both operations and growth.”

“We see this as an important step toward building a global AI platform that can scale across enterprises, mid-market organizations and vertical markets. Our focus is on driving adoption, expanding recurring software revenue and helping customers compete more effectively in an AI-driven economy.”

Adam Laurie, Founder of EngineRoom and incoming General Manager of CXAI EngineRoom, added:

“EngineRoom has always focused on helping customers make better decisions, acquire customers more efficiently and drive measurable business outcomes.”

“We are excited to join CXAI to accelerate mid-market enterprise transformation with Agentic AI. Together, we can bring a new generation of AI-powered solutions to customers that improve productivity, automate workflows and help organizations grow more effectively.”

About CXApp Inc.

CXApp Inc. is an enterprise agentic AI platform company focused on helping organizations improve productivity, automate workflows and enhance business performance through artificial intelligence.

The Company’s platform combines operational intelligence, analytics, workplace technologies and intelligent automation to deliver measurable business outcomes across enterprise and mid-market organizations.

CXAI serves customers across technology, financial services, healthcare, media and other industries while expanding its AI capabilities through both organic growth and strategic acquisitions.

www.cxapp.com

CXApp Inc.: marketing@cxapp.com

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the Company may differ from its actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” or the negative or other variations thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations with respect to future performance of the Company, including projected financial information (which is not audited or reviewed by the Company’s auditors), and the future plans, operations and opportunities for the Company and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to: the ability of the Company to successfully integrate acquired businesses, retain their customers and realize expected synergies, financial benefits and growth opportunities from acquisitions; the demand for the Company’s services together with the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors or changes in the business environment in which the Company operates; changes in customer preferences or the market for the Company’s services; changes in applicable laws or regulations; the availability or competition for opportunities for expansion of the Company’s business; difficulties of managing growth profitably; the loss of one or more members of the Company’s management team; loss of a major customer and other risks and uncertainties included from time to time in the Company’s reports (including all amendments to those reports) filed with the Securities and Exchange Commission. The Company cautions that the foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication.

SOURCE: CXApp Inc.

Topic: Mergers and Acquisitions

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